LaSalle Bank N.A.
                                          135 South LaSalle Street
                                          Suite 1625
                                          Chicago, IL 60603

                                          Global Securities and Trust Services

Report on Assessment of Compliance with Servicing Criteria

LaSalle Bank National Association ("LaSalle") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB (17 C.F.R., 229.1122(d)), as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include mortgage-backed securities transactions for which LaSalle, as trustee, paying agent, or custodian, performed servicing activities, which transactions were initially closed on or after January 1, 2006, and that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"). LaSalle used the criteria set forth in paragraph (d) of
Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria for the Reporting Period with respect to the Platform. The criteria listed in the column titled "Servicing Criteria Inapplicable to LaSalle Bank National Association (as trustee, paying agent, or custodian)" on Appendix A hereto are inapplicable to LaSalle based on the activities it performs in its role as trustee, paying agent, or custodian with respect to the Platform.

Except as identified on Appendix B hereto, LaSalle has complied, in all material respects, with the applicable servicing criteria identified in Appendix A hereto for the Reporting Period with respect to the Platform taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm has issued an attestation report on LaSalle's compliance with the applicable servicing criteria for the Reporting Period.


February 29, 2008

                                      LaSalle Bank National Association

                                      By: /s/ Barbara L. Marik
                                         ---------------------------
                                         Name:   Barbara L. Marik
                                         Title:  Senior Vice President





                             EXHIBIT A to Management's Assertion


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Reg AB                                                                             Servicing Criteria      Servicing Criteria
Reference                        Servicing Criteria                                   Applicable to          Inapplicable to
                                                                                      LaSalle Bank             LaSalle Bank
                                                                                       National                 National
                                                                                    Association(as           Association(as
                                                                                   trustee, paying          trustee, paying
                                                                                      agent, or                agent, or
                                                                                      custodian)               custodian)
--------------------------------------------------------------------------------------------------------------------------------
                               General Servicing Considerations
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
                  Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in                   x
1122(d)(1)(i)     accordance with the transaction agreements.
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                  If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted to                 X1
                  monitor the third party's performance and compliance with
1122(d)(1)(ii)    such servicing activities.
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                  Any requirements in the transaction agreements to maintain a                                     X
1122(d)(1)(iii)   back-up servicer for the Pool Assets are maintained,
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                  A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function
                  throughout the reporting period in the amount of coverage                X
                  required by and otherwise in accordance with the terms of the
1122(d)(1)(iv)    transaction agreements.
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                       Cash Collection and Administration
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                  Payments on Pool Assets are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days following               X
                  receipt, or such other number of days specified in the
1122(d)(2)(i)     transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor             X
1122(d)(2)(ii)    or to an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash
                  flows or distributions, and any interest or other fees charged           X2
                  for such advances, are made, reviewed and approved as
1122(d)(2)(iii)   specified in the transaction agreements.
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                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with             X
                  respect to commingling of cash) as set forth in the
1122(d)(2)(iv)    transaction agreements.
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                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured
                  depository institution" with respect to a foreign financial              X
                  institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
1122(d)(2)(v)     Exchange Act.
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                  Unissued checks are safeguarded so as to prevent unauthorized            X
1122(d)(2)(vi)    access.
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                  Reconciliations are prepared on a monthly basis for all
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the          X
                  person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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
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1  No material servicing activities are outsourced to third parties.
2  No advances were made during the Reporting Period.

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Reg AB                                                                             Servicing Criteria      Servicing Criteria
Reference                        Servicing Criteria                                   Applicable to          Inapplicable to
                                                                                      LaSalle Bank             LaSalle Bank
                                                                                       National                 National
                                                                                    Association(as           Association(as
                                                                                   trustee, paying          trustee, paying
                                                                                      agent, or                agent, or
                                                                                      custodian)               custodian)
--------------------------------------------------------------------------------------------------------------------------------
                       Investor Remittances and Reporting
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
                  Reports to investors, including those to be filed with the
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms specified            X
                  in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the
1122(d)(3)(i)     Servicer.
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                  Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and other terms        X
1122(d)(3)(ii)    set forth in the transaction agreements.
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                  Disbursements made to an investor are posted within two
                  business days to the Servicer's investor records, or such                X
1122(d)(3)(iii)   other number of days specified in the transaction agreements.
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                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment, or                X
1122(d)(3)(iv)    custodial bank statements.
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                            Pool Asset Administration
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                  Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related pool                   X
1122(d)(4)(i)     asset documents.
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                  Pool assets and related documents are safeguarded as                     X
1122(d)(4)(ii)    required by the transaction agreements.
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                  Any additions, removals or substitutions to the asset pool
                  are made, reviewed and approved in accordance with any                   X
1122(d)(4)(iii)   conditions or requirements in the transaction agreements.
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                  Payments on pool assets, including any payoffs, made in
                  accordance with the related pool asset documents are
                  posted to the Servicer's obligor records maintained no more
                  than two business days after receipt, or such other number of                                    X
                  days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)    accordance with the related pool asset documents.
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                  The Servicer's records regarding the pool assets agree
                  with the Servicer's records with respect to an obligor's                                         X
1122(d)(4)(v)     unpaid principal balance.
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                  Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are
                  made, reviewed and approved by authorized personnel in                                           X
                  accordance with the transaction agreements and related pool
1122(d)(4)(vi)    asset documents.
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                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures
                  and repossessions, as applicable) are initiated, conducted and                                   X
                  concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
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                  Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with
                  the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities                                     X
                  in monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness
1122(d)(4)(viii)  or unemployment).
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
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

--------------------------------------------------------------------------------------------------------------------------------
Reg AB                                                                             Servicing Criteria      Servicing Criteria
Reference                        Servicing Criteria                                   Applicable to          Inapplicable to
                                                                                      LaSalle Bank             LaSalle Bank
                                                                                       National                 National
                                                                                    Association(as           Association(as
                                                                                   trustee, paying          trustee, paying
                                                                                      agent, or                agent, or
                                                                                      custodian)               custodian)
--------------------------------------------------------------------------------------------------------------------------------
                  Adjustments to interest rates or rates of return for pool
                  assets with variable rates are computed based on the related                                     X
1122(d)(4)(ix)    pool asset documents.
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                  Regarding any funds held in trust for an obligor (such as
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an
                  annual basis, or such other period specified in the
                  transaction agreements; (B) interest on such funds is paid, or                                   X
                  credited, to obligors in accordance with applicable pool
                  asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days
1122(d)(4)(x)     specified in the transaction agreements.
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                  Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments, provided                                         X
                  that such support has been received by the servicer at
                  least 30 calendar days prior to these dates, or such other
1122(d)(4)(xi)    number of days specified in the transaction agreements.
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                  Any late payment penalties in connection with any payment
                  to be made on behalf of an obligor are paid from the                                             X
                  Servicer's funds and not charged to the obligor, unless the
1122(d)(4)(xii)   late payment was due to the obligor's error or omission.
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                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records maintained                                     X
                  by the servicer, or such other number of days specified in
1122(d)(4)(xiii)  the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are
                  recognized and recorded in accordance with the transaction                                       X
1122(d)(4)(xiv)   agreements.
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                  Any external enhancement or other support, identified in Item
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is                 X
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
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

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                                 Appendix B

                 Material Instances of Noncompliance by LaSalle

1122(d)(3)(i)(A) and (B) - During the Reporting Period, certain monthly investor or remittance reports were not prepared in accordance with the terms set forth in the transaction agreements and certain investor reports did not provide the information calculated in accordance with the terms specified in the transaction agreements for which certain individual errors may or may not have been material.